Exhibit 99.2

NASDAQ: PBIB 3rd Quarter 2010 Relationships You Can Bank On.(TM) Porter Bancorp, Inc. 1

Disclaimer This presentation contains forward-looking statements that involve risks and uncertainties. These forward-looking statements are based on management’s current expectations.  Porter Bancorp’s actual results in future periods may differ materially from those currently expected due to various factors, including those risk factors described in documents that the Company files with the Securities and Exchange Commission, including the Company’s most recent Annual Report on Form 10-K and Quarterly Report on Form 10-Q. The forward looking statements in this presentation are made as of the date of the presentation and Porter Bancorp does not assume any responsibility to update these statements. 2

Company Overview Louisville, Kentucky headquarters 7th largest bank domiciled in Kentucky 18 offices  $1.8 billion in assets $1.3 billion in loans $1.4 billion in deposits Operates in attractive, diversified growth markets Capital strength Note: Financial data as of September 30, 2010 3

Company Overview/Strategy Through de novo growth and strategic acquisitions, PBIB has expanded its footprint to the 4 largest Kentucky markets – the fastest growing segments of the state Experienced management team with extensive market knowledge and community relationships Acquisition and integration experience and expertise Efficient operating model Solid operating performance – highly focused on profits Successful history of executing growth strategy Proactive offensive capital raise – well positioned to withstand current economic cycle and prospectively benefit from opportunities created during this cycle 4

Market Overview Louisville and Bullitt County Largest city in Kentucky and 16th largest city in U.S. Above average growth rates for economy and jobs Large employers include UPS, GE, Humana, YUM! Brands, Ford UPS hub continues to attract distribution companies – Best Buy (“Geek Squad”), Gilt Group, Gordon Foods, Johnson & Johnson, Zappos Home of University of Louisville Owensboro/Daviess County 3rd largest city in Kentucky Industrial, medical, retail and cultural hub for Western Kentucky Large employers include Owensboro Medical Health System, Texas Gas, and Toyotetsu Home of two four-year liberal arts colleges (Brescia University and Kentucky Wesleyan College) Lexington/Fayette County 2nd largest city in Kentucky – attractive growth market Financial, educational, retail, healthcare and cultural hub for Central and Eastern Kentucky “Horse Capital of the World” – host to the World Equestrian Games in 2010 Large employers include Toyota, Lexmark, IBM Global Services and Valvoline Home of University of Kentucky Southern/Central Kentucky Includes Bowling Green (Warren County), the 4th largest city in Kentucky, and Barren, Ohio, Hart, Edmonson, Butler & Green counties Attractive community and growth markets – stable source of deposits and loans PBIB’s main back-office operations hub Major employers include GM (Corvette), RR Donnelley and FedEx Agricultural and service based economy Home of Western Kentucky University Focused on high growth markets within our footprint 5

Financial Highlights 6

2009 Operating Performance Net Income of $11.1 million for the year ended December 31, 2009 Above peer financial performance Q2 includes one time FDIC Special Assessment of $781,000 Credit quality 5.42% NPA to assets 6.00% NPL to loans Note: (1) Peer Median Core Financial Performance thru 12/31/09 per SNL PBIB Peer (1) ROAA .65% .64% ROAE 6.56% 6.48% NIM 3.33% 3.63% Efficiency 50.06% 62.23% 7

Solid Historical Growth Assets 6.0% 38.5% 13.2% 11.4% Loans 7.9% 42.5% 10.9% 4.7% Deposits 6.9% 35.3% 10.5% 18.7% 2006 2007 2008 2009 8

Q3 2010 Results Net income of $2.4 million;  $ 0.16 per fully diluted common share Net interest margin for Q3 2010 of 3.73% compared to 3.59% for Q3 2009 Provision for loan losses of $5.0 million during the quarter; writedowns of OREO of $1.4 million Efficiency ratio of 60.92% in Q3 2010 compared to 69.08% for Q2 2010 Allowance for loan losses to gross loans increased from 2.01% at the end of Q2 2010 to 2.21% at Q3 2010 Nonperforming loans decreased 5.9% to $45.8 million, or 3.45% of total loans at Q3 2010, compared with $48.7 million, or 3.64% of total loans at Q2 2010 Nonperforming assets increased 2.0% to $119.5 million, or 6.71% of total assets at Q3 2010, compared with $117.2 million, or 6.66% of total assets at Q2 2010 Completion of additional $5.0 million private stock offering during quarter for a total raise of $32 million 9

Quarterly Operating Performance thru Q2 2010 Q1 09 Q2 09 Q3 09 Q4 09 Q1 10 Q2 10 Q3 10 ROAA 0.73% 0.75% 1.07% 0.05% 0.72% -0.26% 0.56% ROAE 7.49% 7.79% 10.68% 0.52% 7.78% -2.53% 4.78% NIM 3.02% 3.13% 3.59% 3.57% 3.32% 3.71% 3.73% Efficiency 54.09% 55.94% 47.14% 44.43% 50.90% 69.08% 60.92% EPS $0.30 $0.31 $0.46 ($0.03) $0.32 ($0.19) $0.17 10

Balance Sheet Growth Total Assets Total Deposits Total Loans ($ in thousands) $2,000 $1,200 $1,600 $2,000 $320 $276 $292 $281$300 $297 $1,200 $1,600, $734 $792 $854 $1,218 $1,350 $1,413 $1,361 $1,338 $1,329 $0 $400 $800 2004 2005 2006 2007 2008 2009 Q1' 10 Q2' 10 Q3' 10 $540 $619 $657 $847 $1,013 $1,238 $1,204 $1,114 $1,093 $178 $187 $205 $0 $400 $800 2004 2005 2006 2007 2008 2009 Q1' 10 Q2' 10 Q3' 10 $ 1,600 $2,000 $1,456 $1,648 $1,835 $1,757 $1,761 $1,780 $800 $1,200, $887 $991 $1,051 11 $0 $400 2004 2005 2006 2007 2008 2009 Q1' 10 Q2' 10 Q3'

Solid Profitability ($ in thousands) Net Income ¹ Operational Efficiency Net Interest Margin Adjusted for consolidation through add-back of minority interests, deduction of applicable income taxes and deduction of acquisition funding (net of tax) for the periods 2003 – 2005. (1) 69.1% 4.50% 52% 56% 60% 64% 68% 55.0% 51.0% 51.0% 50.0% 50.9% 60.9% 3.50% 4.00% 4.50% 3.71% 3.84% 4.06% 3.97% 3.67% 3.20% 3.33% 3.32% 3.71% 3.73% 40% 44% 48% 2003 2004 2005 2006 2007 2008 2009 Q1' 10 Q2' 10 Q3' 10 48.0% 47.0% 47.0% 2.50% 3.00% 2003 2004 2005 2006 2007 2008 2009 Q1' 10 Q2' 10 Q3' 10 $12,000 $16,000 $9,012 $11,379 $14,339 $14,229 $14,010 $11,068 $4,000 $8,000 12,000 $6,750 9,012 $4,546 12 $0 2003 2004 2005 2006 2007 2008 2009 YTD Q3

Capital Strength Successful offensive capital raise of $32 million Private placement stock offering - $11.50 per share $20.2 million Common – 1,755,747 shares $11.1 million Convertible Preferred 597,000 shares Series B Mandatory Convertible Preferred 365,080 shares Series C Mandatory Convertible Preferred 1,380,437 Warrants convertible to Nonvoting Common at $11.50 per share Series B converted with shareholder approval in accordance with NASDAQ rules which is required because total # shares exceeded 20% outstanding Series C, nonvoting common equivalent, converts if Patriot Capital (9.9% owner) seeks regulatory approval Shares prior to offering 8,824,747 NASDAQ shares after offering 10,580,494 Shares with Series B Conversion and option exercise 11,290,316 Series C shares remaining for conversion if holder elects to seek approval 317,042 Shares issuable upon warrant exercise 1,380,437 13

Capital Ratios Notes: Calculated in accordance with bank regulatory requirements 18.00% 14.00% 16.00% 13.83% 14.44% 16.35% 10.00% 12.00% 9.59% 11.93% 11.71% 6.00% 8.00% 5.97% 7.54% 4.00% TCE / TA Tier 1 Leverage Tier 1 RBC Total RBC Dec 31 2009 September 30 2010 14

Primary focus on residential and commercial real estate Granular portfolio Loyal and experienced producers Team approach to customers Locally empowered lenders Loan Portfolio – Q3’ 10 Total Loans: $1.3 B Loan Stratification Highlights Note: As of September  30, 2010 Agricultural 1.8% Other 0.1% estate Real Estate 35.1% Multifamily Residential Real Estate Farmland 6.6% y p producers Residential 5.3% Construction and Land Development 16.3% 15

Asset Quality Summary (Dollars in Thousands) 90 Days Past Due and Still Accruing $11,598 $10,002 $8,405 $9,896 $5,968 $5,913 $10,497 $7,048 N lL 9,725 14,802 10,872 16,369 78,888 54,545 38,199 38,784 Nonaccrual Loans 9,725 14,802 10,872 16,369 78,888 54,545 38,199 38,784 Total Nonperforming Loans 21,323 24,804 19,277 26,265 84,856 60,458 48,696 45,832 ORE and Repossessed Assets 7,935 10,587 9,631 13,011 14,628 59,768 68,501 73,698 NPAs & 90 Day Delinquent $29,258 $35,391 $28,908 $39,276 $99,484 $120,226 $117,197 $119,530 Non-Performing Loans / Total Loans 1.58% 1.81% 1.42% 1.89% 6.00% 4.44% 3.64% 3.45% 1.78% 2.04% 1.69% 2.27%5.42% 6.84% 6.66% 6.71% Non-Performing Assets Total Assets 1.78% 2.04% 1.69% 2.27% 5.42% 6.84% 6.66% 6.71% Loan Loss Reserve $19,652 $20,371 $20,740 $21,958 $26,392 $26,543 $26,836 $29,392 Loan Loss Reserve / Gross Loans 1.46% 1.49% 1.52% 1.58% 1.87% 1.95% 2.01% 2.21% Reserves / NPLs 92% 82% 108% 84% 31% 44% 55% 64% $1,737 $1,231 $4,566 $2,849 $6,307 $2,444 Net Charge-Offs 1,737 881 1,231 782 4,566 2,849 6,307 2,444 Provision / Net Charge-Offs 158% 182% 130% 256% 197% 105% 105% 205% 16

Asset Quality Negatively impacted by C&D portfolio Substantially increased reserves Successful reduction of CRE concentrations Aggressive management of NPL/NPA Proactive approach to credit Critical review of loan portfolio valuations (new appraisals or internal analysis) focusing on C&D, OREO, and classified credits Evidence of progress 17

Proactive Approach to Credit Enhanced/reorganized credit analysis division with additional staffing; experienced senior credit analyst/underwriters Hired additional workout specialists and established real estate division to aggressively reduce NPA’s Emphasis on careful review of project viability and gaining control of collateral by working with borrowers Essential problem solving as it helps to avoid the lagging legal system Protects equity in the property Allows us to control ultimate disposition of property PBIB is a motivated seller with buyer programs available, does not rely on builder profit Continue to operate only in existing markets where the lending landscape is well understood Focused on reducing construction and development lending Successful disposal of approximately $18 million in NPA/OREO in Q1; $9 million in Q2; $11 million in Q3 Cautious outlook – things still moving forward, but at a slower pace. Sales and median prices of homes still rising slightly, but remain at low levels. Pace of growth slowing. 18

Nonperforming Assets NPA’s by Type Negatively impacted by C&D portfolio, primarily residential condo projects 1-4 Family 19.2% Farmland 3.6% Construction, land development, and land 10,572 57,274 67,846 Farmland 2,311 1,946 4,257 Commercial Real Estate 17 6% Multifamily 1.1% 1-4 family residential 12,804 10,179 22,983 Multifamily residential 716 614 1,330 Commercial real estate 17,408 3,632 21,040 17.6% Consumer 0.3% Construction and land development 56.8% Other 0.1% C&I 1.3% Commercial and industrial 1,536 - 1,536 Consumer 364 – 364 Other 121 53 174 45,832 73,698 119,530 19

Deposit Mix – Q3’ 10 Total Deposits: $1.4 B Effective core deposit growth initiatives High CD retention rates Focus on core deposit development Online banking division a ready source of alternative funding without high cost of new branches Deposit Stratification Highlights Note: As of September 30, 2010 Average Cost of Deposits: 1.93% CD Non-Int Bearing 7.4% Savings 2.5% $100 or greater 39.0% Now and MMDA 11.4% development CD <$100 39.7% 20

Deposit Mix – Q3’ 10 Total Deposits: $1.4 B Effective core deposit growth initiatives High CD retention rates Focus on core deposit development Online banking division a ready source of alternative funding without high cost of new branches Deposit Stratification Highlights Note: As of September 30, 2010 Average Cost of Deposits: 1.93% CD Non-Int Bearing 7.4% Savings 2.5% $100 or greater 39.0% Now and MMDA 11.4% development CD <$100 39.7% 20

Addendum 22

Franchise History 1988 Porter Bancorp organized with merger of 3 banks 1988 – 1999 Porter Bancorp acquires 3 banks 1999 Ascencia Bank established  1999 – 2005 Porter Bancorp acquires 2 banks 2005 Porter Bancorp consolidates all subsidiary banks under PBI Bank name on December 31, 2005 2006 Porter Bancorp IPO completed on September 22, 2006 2007 Porter Bancorp acquires Kentucky Trust Bank with 6 offices in Southern Kentucky on October 1, 2007 2008 Porter Bancorp acquires Paramount Bank in Lexington, KY on February 1, 2008 23

Peer Metrics Note: Data per SNL Porter Bancorp Inc Group Bancorp, Inc. Comparable For the Quarter Ended June 30, 2010 ($ in thousands) CommunityTrustBncp CTBI KY 76 3,209,292 $ 8.43 10.12 13.20 14.46 1.07 10.50 3.99 58.46 1.48 2.83 2.07 0.30 410.2 $ Republic Bncp KY RBCAA KY 44 3,140,452 $ 11.36 10.07 18.62 18.60 1.07 9.27 3.73 59.70 1.21 2.20 2.84 0.35 449.3 $ MainSource Fin Grp MSFG IN 86 2,851,700 $ 6.28 9.30 14.44 15.71 0.17 1.67 3.86 63.39 2.35 3.70 5.57 3.19 154.6 $ S.Y. Bancorp Inc SYBT KY 30 1,859,478 $ 8.68 10.36 11.82 13.71 1.23 13.89 3.96 58.23 1.55 0.82 0.89 0.34 336.1 $ Farmers Cap Bank FFKT KY 36 2,092,737 $ 5.76 8.82 14.76 16.02 0.16 2.33 3.11 64.87 2.09 5.98 7.88 1.07 36.4 $ Bank KY Finl Corp BKYF KY 31 1,519,620 $ 5.71 8.49 9.86 12.62 0.73 7.98 3.80 53.33 1.46 1.78 2.27 1.26 92.1 $ First Finl Service FFKY KY 22 1,239,209 $ 5.26 8.20 10.60 11.86 0.01 0.08 3.22 68.16 2.19 4.19 3.87 0.47 21.5 $ Community Bk Shrs CBIN IN 23 827,743 $ 5.16 9.22 13.08 14.34 0.75 9.68 3.99 61.57 2.39 3.66 4.91 2.53 29.0 $ Median 1,976,108 $ 6.02 9.26 13.14 14.40 0.74 8.63 3.83 60.64 1.82 3.25 3.36 0.77 123.4 $ Average 2,092,529 $ 7.08 9.32 13.30 14.67 0.65 6.93 3.71 60.96 1.84 3.15 3.79 1.19 191.2 $ 24

Peer Metrics Note: Data per SNL Porter Bancorp, Inc. Comparable Group Financial Information for the twelve months ended 12/31/09 ($ in thousands) Total Core Core Net Interest Efficiency e NPLs/ Reserves/ Reserves/ NCOs/ NPAs/ Tang. Equity/ Company Name Ticker City State Assets ROAA ROAE Margin Ratio A Loans NPLs Loans Avg Loans Assets Tang. Assets Republic Bancorp, Inc. RBCAA Louisville KY $3,918,768 1.37% 15.31% 5.04% 51.79% 1.90% 53.04% 1.01% 1.09% 1.22% 7.82% Community Trust Bancorp, Inc. CTBI Pikeville KY 3,086,659 0.84% 8.03% 3.78% 62.23% 1.32% 101.23% 1.34% 0.66% 2.26% 8.47% Farmers Capital Bank Corporation FFKT Frankfort KY 2,171,562 -2.05% -23.53% 2.85% 76.19% 5.86% 31.36% 1.84% 1.09% 4.87% 6.57% S.Y. Bancorp, Inc. SYBT Louisville KY 1,795,604 1.15% 13.08% 3.68% 57.72% 0.78% 178.44% 1.39% 0.29% 0.71% 8.67% Bank of Kentucky Financial Corporation BKYF Crestview Hills KY 1,563,659 0.64% 6.48% 3.56% 57.65% 2.37% 55.32% 1.31% 0.71% 1.84% 8.05% First Financial Service Corporation FFKY Elizabethtown KY 1,209,504 -0.53% -6.25% 3.63% 66.97% 3.82% 46.60% 1.78% 0.55% 3.85% 6.94% Community Bank Shares of Indiana, Inc. CBIN New Albany IN 819,559 -2.60% -35.06% 3.11% 80.35% 6.12% 51.29% 2.80% 1.73% 6.96% 7.16% High $3,918,768 1.37% 15.31% 5.04% 80.35% 6.12% 178.44% 2.80% 1.73% 6.96% 8.67% Low 819,559  2.60% -35.06% 2.85% 51.79% 0.78% 31.36% 1.01% 0.29% 0.71% 6.57% Average 2,080,759 -0.17% -3.13% 3.66% 64.70% 3.17% 73.90% 1.64% 0.87% 3.10% 7.67% Median 1,795,604 0.64% 6.48% 3.63% 62.23% 2.37% 53.04% 1.39% 0.71% 2.26% 7.82% 25

Loan Mix Construction and land development loans have decreased $143 million since March 2009 PBI Bank, Inc. (per call report) September 30, 2010 June 30, 2010 March 31, 2010 December 31, 2009 September 30, 2009 June 30, 2009 March 31, 2009 Loan Portfolio Composition: Real Estate: Commercial real estate 466,408 35.1% 461,976 34.5% 459,471 33.8% 451,944 32.0% 439,089 31.6% 411,158 30.2% 407,910 29.8% Construction, land development, and other land loans 215,946 16.3% 223,148 16.7% 247,955 18.2% 304,230 21.5% 322,577 23.3% 332,608 24.4% 358,692 26.2% Residential real estate 317,896 23.9% 319,663 23.9% 319,288 23.5% 321,975 22.8% 303,397 21.9% 296,348 21.8% 293,493 21.4% Multifamily residential properties 70,214 5.3% 69,941 5.2% 69,618 5.1% 65,043 4.6% 63,630 4.6% 62,895 4.6% 55,118 4.0% Farmland 87,168 6.6% 84,481 6.3% 83,541 6.1% 83,898 5.9% 81,353 5.9% 80,002 5.9% 76,411 5.6% Home equity 30,948 2.3% 31,291 2.3% 31,228 2.3% 32,384 2.3% 31,697 2.3% 32,275 2.4% 32,739 2.4% C & I 81,527 6.1% 86,925 6.5% 88,696 6.5% 89,903 6.4% 89,252 6.4% 90,899 6.7% 90,269 6.6% Consumer 33,062 2.5% 34,587 2.6% 35,767 2.6% 36,990 2.6% 37,087 2.7% 36,903 2.7% 36,392 2.7% Agricultural 24,437 1.8% 24,086 1.8% 24,304 1.8% 25,065 1.8% 18,354 1.3% 16,100 1.2% 15,144 1.1% Other 1,089 0.1% 1,410 0.1% 1,348 0.1% 1,487 0.1% 923 0.1% 2,871 0.2% 2,919 0.2% Total 1,328,695 100.0% 1,337,508 100.0% 1,361,216 100.0% 1,412,919 100.0% 1,387,359 100.0% 1,362,059 100.0% 1,369,087 100.0% 26

Construction and CRE Loan Mix PBI Bank, Inc. Detail of Construction, Land Development, Other Land and Commercial Real Estate Loans As of September 30, 2010 Construction, Land Dev, and Other Land Commercial Real Estate ‐ Non‐Owner Occupied Commercial Real Estate ‐ Owner Occupied Office Building/Condo 4,142,045 $ 1.9% 65,742,776 $ 20.6% 22,286,420 $ 15.1% Retail Facility 16,455,854 $ 7.6% 145,321,498 $ 45.6% 44,557,183 $ 30.2% Hotel/Motel/Lodging 765,000 $ 0.4% 22,491,261 $ 7.1% 20,407,588 $ 13.8% C‐Store/Fuel Station ‐ $ 0.0% 10,491,781 $ 3.3% 9,879,184 $ 6.7% St /W h 4 833 315 $ 2 2% 21 090 052 $ 6 6% 4 796 932 $ 3 3% Storage/Warehouse 4,833,315 2.2% 21,090,052 6.6% 4,796,932 3.3% Mobile Home Park ‐ $ 0.0% 6,406,920 $ 2.0% 1,075,784 $ 0.7% Industrial/Manufacturing/Other Production Facilities 850,000 $ 0.4% 13,256,679 $ 4.2% 26,966,091 $ 18.3% Medical/Assisted Living/Day Care 6,309,274 $ 2.9% 13,532,533 $ 4.2% 1,698,011 $ 1.2% Multifamily 5,263,149 $ 2.4% ‐ $ 0.0% ‐ $ 0.0% Residential Land Development 31,195,032 $ 14.4% ‐ $ 0.0% ‐ $ 0.0% Commercial Land Development 48,711,368 $ 22.6% 3,182,238 $ 1.0% ‐ $ 0.0% Residential 22 798 534 $ 10 6% $ 0 0% $ 0 0% Condo Development 22,798,534 10.6% ‐ 0.0% ‐ 0.0% Residential Home Construction ‐ Owner Occupied 1,786,771 $ 0.8% ‐ $ 0.0% ‐ $ 0.0% Residential Lot ‐ Developed 11,331,298 $ 5.2% ‐ $ 0.0% ‐ $ 0.0% Commercial Lot ‐ Developed 11,320,208 $ 5.2% 736,835 $ 0.2% ‐ $ 0.0% 1‐4 Family Residential 48,806,803 $ 22.6% 1,880,745 $ 0.6% 1,071,653 $ 0.7% Farmland 308,637 $ 0.1% ‐ $ 0.0% 54,185 $ 0.0% All other GL Codes 1,070,246 $ 0.5% 9,957,698 $ 3.1% 6,491,443 $ 4.4% Church/Parsonage $ 0 0% 1 243 163 $ 0 4% 5 194 479 $ 3 5% ‐ 0.0% 1,243,163 0.4% 5,194,479 3.5% Car Wash 19,464 $ 0.0% 2,489,692 $ 0.8% 1,049,723 $ 0.7% Marina ‐ $ 0.0% 1,299,994 $ 0.4% 2,201,234 $ 1.5% Loans in Process/Unearned Orig Fee/Costs (20,997) $ 0.0% (257,865) $ -0.1% (187,911) $ -0.1% 215,946,000 $ 100.0% 318,866,000 $ 100.0% 147,542,000 $ 100.0% 27